EXHIBIT 10.38

                       PERMIT ENDORSEMENT

Permit         Petroleum Exploration Permit (PEP) 38328

Action    In terms of section 41 of the Crown Minerals Act 1991,
and in accordance with a delegation from the Minister of Energy of 4 November 1997, the Secretary of Commerce approved a Deed of Withdrawal Assignment and Assumption whereby Croft Exploration Limited withdraws from the permit and assigns its interest to Indo-Pacific Energy (NZ) Limited.

Date 16 December 1997

Details   The participating interests in this permit are now as
follows:

Indo-Pacific Energy (NZ) Limited             37.50 percent
Boral Energy Resources NZ Limited            30.00 percent
Trans-Orient Petroleum (NZ) Limited          22.50 percent
Moondance Energy Pty Limited                 10.00 percent

Certified true and correct

/s/ Clyde Bennett
For Unit Manager   Permitting
8/12/1997

                        PERMIT ENDORSEMENT

Permit         Petroleum Exploration Permit (PEP) 38328

Action    In terms of section 41 of the Crown Minerals Act 1991,
and in accordance with a delegation from the Minister of Energy of 4 November 1997, the Secretary of Commerce approved a Deed of Withdrawal Assignment and Assumption whereby Moondance Energy Pty Limited withdraws from the permit and assigns its interest to Indo-Pacific Energy (NZ) Limited and Boral Energy Resources NZ Limited

Date 16 December 1997

Details   The participating interests in this permit are now as
follows:

Indo-Pacific Energy (NZ) Limited        40.00 percent
Boral Energy Resources NZ Limited       37.50 percent
Trans-Orient Petroleum (NZ) Limited     22.50 percent

Certified true and correct
/s/ Clyde Bennett For Unit Manager   Permitting
8/12/1997

                        PERMIT ENDORSEMENT

Permit         Petroleum Exploration Permit (PEP) 38328

Action In terms of section 41 of the Crown Minerals Act 1991, and in accordance with a delegation from the Minister of Energy of 4 November 1997, the Secretary of Commerce approved a Deed of Withdrawal Assignment and Assumption whereby Indo-Pacific Energy
(NZ) Limited and Moondance Energy Pty Limited agreed to assign part of their respective interests in the permit to Boral energy Resources NZ Limited.

Date 16 December 1997

Details   The participating interests in this permit are now as
follows:

Indo-Pacific Energy (NZ) Limited        50.00 percent
Boral Energy Resources NZ Limited       30.00 percent
Moondance Energy Pty Limited            10.00 percent
Croft Exploration Limited               10.00 percent

Certified true and correct

/s/ Clyde Bennett
For Unit Manager   Permitting
8/12/1997

                       PERMIT ENDORSEMENT

Permit         Petroleum Exploration Permit (PEP) 38328

Action In terms of section 41 of the Crown Minerals Act 1991, and in accordance with a delegation from the Minister of Energy of 4 November 1997, the Secretary of Commerce approved a Deed of Withdrawal Assignment and Assumption whereby Indo-Pacific Energy
(NZ) Limited has agreed to assign part of its interest in the permit to Trans-Orient Petroleum (NZ) Limited.

Date 16 December 1997

Details   The participating interests in this permit are now as
follows:

Boral Energy Resources NZ Limited       30.00 percent
Indo-Pacific Energy (NZ) Limited        27.50 percent
Trans-Orient Petroleum (NZ) Limited     22.50 percent
Moondance Energy Pty Limited            10.00 percent
Croft Exploration Limited               10.00 percent

Certified true and correct

/s/ Clyde Bennett
For Unit Manager   Permitting
8/12/1997